Execution Version 1069489.02D-CHISR02A - MSW FORBEARANCE AGREEMENT This FORBEARANCE AGREEMENT (this “Forbearance”) is entered into as of January 19, 2017, by and among AVAYA CANADA CORP., an unlimited liability company organized under the laws of the province of Nova Scotia (the “Canadian Borrower”), AVAYA UK, a company incorporated under the laws of England and Wales (the “U.K. Borrower”), AVAYA INTERNATIONAL SALES LIMITED, a limited liability company incorporated under the laws of Ireland (the “Irish Borrower”), AVAYA DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) existing under the laws of Germany (“Avaya Deutschland”), AVAYA GMBH & CO. KG, a limited partnership (GmbH & Co. KG) existing under the laws of Germany (“Avaya KG”, and together with Avaya Deutschland, the “German Borrowers”, and the German Borrowers together with the U.K. Borrower and the Irish Borrower, the “European Borrowers”, and the European Borrowers, together with the Canadian Borrower, the “Borrowers” and each, individually, a “Borrower”), the Foreign Guarantors party hereto, CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as L/C Issuer, Citibank, N.A., Canadian Branch, as Canadian Swing Line Lender, and Citibank, N.A., London, as European Swing Line Lender, and the Lenders (as defined below) party hereto. RECITALS: A. The Borrowers, the Foreign Guarantors, the Administrative Agent, the other parties party thereto and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of June 4, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). B. It is anticipated that the U.S. Guarantors will file voluntary petitions (the “Bankruptcy Petitions”) for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and as a consequence of the filing of the chapter 11 cases (the “Cases”), all Domestic Commitments will terminate automatically pursuant to Section 8.02 of the Domestic Credit Agreement. C. It is also anticipated that the U.S. Guarantors, contemporaneously with the Bankruptcy Petitions, will file the Debtors’ Motion Seeking Entry of Interim and Final Orders (I) Authorizing Debtors (A) to Obtain Postpetition Financing Pursuant to 11 U.S.C. §§ 105, 361, 362, 363(B), 364(C)(1), 364(C)(2), 364(C)(3), 364(D)(1) and 364(E), and (B) to Utilize Cash Collateral Pursuant to 11 U.S.C. § 363 (II) Granting Adequate Protection to Prepetition Secured Parties Pursuant to 11 U.S.C. §§ 361, 362, 363, 364 and 507(B) and (III) Scheduling Final Hearing Pursuant to Bankruptcy Rules 4001(B) and (C), requesting relief to repay the amounts outstanding under the Credit Agreement upon entry of the Interim Order (I) Authorizing Debtors (A)to Obtain Postpetition Financing Pursuant to 11 U.S.C. §§ 105, 361,362, 363(b), 364(c)(1), 364(c)(2), 364(c)(3), and 364(d)(1) and 364(e), and (B) to Utilize Cash Collateral Pursuant to U.S.C. § 363 (II) Granting Adequate Protection to Prepetition Secured Parties Pursuant to 11 U.S.C. §§ 361, 362, 363, 364 and 507(b) and (III) Scheduling Final Hearing Pursuant to Bankruptcy Rules 4001(b) and (c) (the “Interim DIP Order”). D. Pursuant to the last sentence of Section 8.02 of the Credit Agreement, the Commitments will terminate upon the termination of the Domestic Commitments.

2 1069489.02D-CHISR02A - MSW E. The following Defaults and Events of Default have occurred and are continuing, or are expected to occur as a result of filing the Cases, under Sections 8.01(a)(i), 8.01(c), 8.01(e), 8.01(f) and 8.01(h)(i) of the Credit Agreement: (i) a Default as a result of failure to deliver the annual audited financial statements of Avaya Inc., a Delaware corporation (the “Company”) for the fiscal year ending September 30, 2016, the related audit opinion from PricewaterhouseCoopers LLP (such audit opinion not subject to any “going concern” or like qualification or exception or any other qualification or exception as to scope of such audit), and the narrative report and management’s discussion and analysis, within 90 days after the end of the fiscal year ending September 30, 2016 as required under Section 6.01(a) of the Credit Agreement; (ii) a Default as a result of failure to deliver the consolidated budget including the Projections within 90 days after the end of the fiscal year ending September 30, 2016 (and accompanying Responsible Officer certificate) as required under Section 6.01(c) of the Credit Agreement; (iii) a Default as a result of failure to deliver the consolidating financial statements related to the annual financial statements described in clause (i) above reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries and Restricted Subsidiaries that are not Loan Parties from such financial statements described in clause (i) above (simultaneously with the delivery of the financial statements described in clause (i) above) as required under Section 6.01(d) of the Credit Agreement; (iv) a Default as a result of failure to deliver a description of each event, condition or circumstances during the latest fiscal quarter covered by the financial statements described in clause (i) above requiring mandatory prepayment under Section 2.05(b) as required under Section 6.02(d)(ii) of the Credit Agreement; (v) a Default as a result of failure to deliver a list of each Subsidiary of the Company that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of the financial statements described in clause (i) above or a confirmation that there is no change in such information since the date of the last such list as required under Section 6.02(d)(iii) of the Credit Agreement; (vi) a Default as a result of failure to deliver any other information, certificate or report required to be delivered concurrently with or following the delivery of any document described in the foregoing clauses (i) or (ii) (including pursuant to Section 6.02(a)); (vii) an Event of Default is expected to occur as a result of failure of the Borrowers to pay principal in full on termination of the Commitments; (viii) an Event of Default is expected to occur as a result of an ERISA Event with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in liability of Avaya Holdings Corp., Avaya Inc. or their respective ERISA Affiliates under Title IV of ERISA in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect;

3 1069489.02D-CHISR02A - MSW (ix) an Event of Default is expected to occur as a result of an Event of Default under the Domestic Credit Agreement; and (x) an Event of Default is expected to occur as a result of the filing of the Cases (collectively, the “Existing Defaults”). F. The Loan Parties have requested that the Administrative Agent, the L/C Issuer and the Lenders forbear from exercising their rights and remedies as a result of such Existing Defaults. G. The Lenders party hereto are willing, on the terms and subject to the conditions set forth herein, to forbear from exercising their rights and remedies solely for the period and on the terms and conditions specified herein. Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS SECTION 1.01 Terms Generally. Section 1.02 of the Credit Agreement is hereby incorporated by reference mutatis mutandis. This Forbearance shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. SECTION 1.02 Capitalized Terms. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement. SECTION 1.03 Other Defined Terms. The following terms have the meanings specified below: “Forbearance Effective Date” has the meaning set forth in Section 5.01 of this Forbearance. “Forbearance Period” means the period commencing on the Forbearance Effective Date and ending on the date that is the earliest of (i) 11:59 P.M., New York City time, on the 8th business day following the Forbearance Effective Date (the “Scheduled Termination Date”); (ii) the date of the occurrence or existence of any Event of Default, other than the Existing Defaults; or (iii) the date of the occurrence of any Termination Event. “Termination Event” means: (i) the initiation of any action by any Loan Party, any Affiliate thereof, or any Releasing Party (as defined herein) to invalidate or limit the enforceability of any of the acknowledgments set forth in Article II, the release set forth in Article VI or the covenant not to sue set forth in Article VI; (ii) an Interim DIP Order is entered by the Bankruptcy Court, or any Loan Party, or any Affiliate thereof, supports any motion or other request for entry of an interim order, in each case which does not provide for or permit the payment in full of the Obligations prior to the Scheduled Termination Date;

4 1069489.02D-CHISR02A - MSW (iii) one or more of the Cases are dismissed or converted. ARTICLE II ACKNOWLEDGMENTS SECTION 2.01 Acknowledgment of Obligations. The Borrowers hereby acknowledge, confirm and agree that as of the date hereof, prior to giving effect to this Forbearance: (a) Principal Amount of Loans. (i) the Canadian Borrower is indebted to the Lenders in the aggregate principal amount of $0.00, (ii) the U.K. Borrower is indebted to the Lenders in the aggregate principal amount of $0.00, (iii) the Irish Borrower is indebted to the Lenders in the aggregate principal amount of $50,000,000.00, (iv) Avaya Deutschland is indebted to the Lenders in the aggregate principal amount of $0.00, and (v) Avaya KG is indebted to the Lenders in the aggregate principal amount of $0.00. (b) Interest. (i) the Canadian Borrower is indebted to the Lenders in respect of accrued and unpaid interest on the principal amount described under clause (a)(i) above in the aggregate amount of $0.00, (ii) the U.K. Borrower is indebted to the Lenders in respect of accrued and unpaid interest on the principal amount described under clause (a)(ii) above in the aggregate amount of $0.00, (iii) the Irish Borrower is indebted to the Lenders in respect of accrued and unpaid interest on the principal amount described under clause (a)(iii) above in the aggregate amount of $32,235.76, (iv) Avaya Deutschland is indebted to the Lenders in respect of accrued and unpaid interest on the principal amount described under clause (a)(iv) above in the aggregate amount of $0.00, and (v) Avaya KG is indebted to the Lenders in respect of accrued and unpaid interest on the principal amount described under clause (a)(v) above in the aggregate amount of $0.00. (c) The Borrowers hereby acknowledge, confirm and agree that all such Loans, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by the Borrowers to the Lenders and the other Secured Parties are unconditionally owing by the Borrowers to the Lenders and the other Secured Parties, without offset, defense or counterclaim of any kind, nature or description whatsoever. SECTION 2.02 Acknowledgment of Security Interests. Each Loan Party hereby acknowledges, confirms and agrees that the Administrative Agent has and shall continue to have valid, enforceable and perfected (except as expressly permitted under the Credit Agreement) first-priority liens upon and security interests in the Collateral heretofore granted to the Administrative Agent pursuant to, and securing the Obligations. SECTION 2.03 Binding Effect of Documents. Each Loan Party hereby acknowledges, confirms and agrees that: (a) this Forbearance constitutes a Loan Document, (b) each of the Credit Agreement and the other Loan Documents to which it is a party has been duly executed and delivered to the Administrative Agent by such Loan Party, and each is and shall remain in full force and effect as of the date hereof, (c) the agreements and obligations of such Loan Party contained in such documents and in this Forbearance constitute the legal, valid and binding Obligations of such Loan Party, enforceable against it in accordance with their respective terms, and such Loan Party has no valid defense to the enforcement of such Obligations, and (d) the Administrative Agent and the other Secured Parties are and shall be entitled to the rights, remedies and benefits provided for under the Credit Agreement, the Loan Documents and applicable law.

5 1069489.02D-CHISR02A - MSW ARTICLE III FORBEARANCE IN RESPECT OF EXISTING DEFAULTS SECTION 3.01 Acknowledgment of Default. Each Loan Party hereby acknowledges and agrees that the Existing Defaults have occurred and are continuing, or are expected to occur as a result of filing the Cases, each of which constitutes either a Default or an Event of Default and entitles the Administrative Agent and the other Secured Parties to exercise their rights and remedies under the Credit Agreement and the Loan Documents, applicable law or otherwise. Each Loan Party hereby acknowledges and agrees that, automatically upon the commencement of the Cases, the Commitments will terminate, and that the Administrative Agent and the other Secured Parties will have the exercisable right to declare the Obligations to be immediately due and payable under the terms of the Credit Agreement and the Loan Documents; provided that, such right shall not be exercisable during the Forbearance Period. Notwithstanding anything contained in this Agreement, including in this Article III, the Loan Parties acknowledge and agree that the Borrowers shall not be entitled to any further Credit Extensions under the Credit Agreement. SECTION 3.02 Forbearance. (a) In reliance upon the representations, warranties and covenants of the Loan Parties contained in this Forbearance, and subject to the terms and conditions of this Forbearance, the Administrative Agent and the other Secured Parties party hereto agree to forbear during the Forbearance Period from exercising their rights and remedies under the Credit Agreement and the Loan Documents or applicable law or otherwise in respect of or arising out of the Existing Defaults. (b) Unless the Obligations (other than contingent indemnification obligations not yet accrued and payable) have been satisfied in full and the Outstanding Amount of the L/C Obligation related to each outstanding Letter of Credit shall constitute (and be deemed issued as) a Letter of Credit under, and as defined in, that certain debtor-in-possession credit agreement contemplated in the Interim DIP Order or has been cash collateralized or, if satisfactory to the L/C Issuer in its sole discretion, a backstop letter of credit is in place, upon the expiration or termination of the Forbearance Period, the agreement of the Administrative Agent and the other Secured Parties party hereto to forbear shall automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit the Administrative Agent and the other Secured Parties party hereto to exercise immediately all rights and remedies under the Credit Agreement and the Loan Documents and applicable law, including, but not limited to accelerating all of the Obligations under the Credit Agreement and the Loan Documents, in each case without any further notice to any Loan Party, passage of time or forbearance of any kind. (c) Without limiting the foregoing, the Required Lenders hereby direct the Administrative Agent during the Forbearance Period not to: (i) deliver a notification of a Cash Dominion Event to any Loan Party pursuant to Section 2.05(b)(iii) of the Credit Agreement; (ii) deliver a notification to any Borrower denying any request on the conversion or continuation of any Eurocurrency Rate Loans, EURIBOR Loans or CDOR Loans or the conversion of any Loans in Alternative Currency to Loans denominated in Dollars; (iii) charge Default Rate on any Loans or other Obligations; or

6 1069489.02D-CHISR02A - MSW (iv) take any action under the CAM Agreement. SECTION 3.03 No Waivers; Reservation of Rights. (a) The Administrative Agent and the other Secured Parties party hereto have not waived, are not by this Forbearance waiving, and have no intention of waiving, any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Defaults or otherwise), and the Administrative Agent and the other Secured Parties party hereto have not agreed to forbear with respect to any of their rights or remedies concerning any Events of Default (other than, during the Forbearance Period, the Existing Defaults to the extent expressly set forth herein) occurring at any time. (b) Subject to Section 3.02 above (solely with respect to the Existing Defaults), the Administrative Agent and the other Secured Parties party hereto hereby expressly reserve all rights, remedies and claims available to them in their entirety, any of which may be exercised or otherwise pursued at any time, and from time to time, in the sole and absolute discretion of the Administrative Agent and the other Secured Parties party hereto, as the case may be, in accordance with the Loan Agreement, the other Loan Documents, or at law and in equity as a result of the occurrence and continuance of the Existing Defaults and any other Events of Default occurring at any time, including, without limitation, any and all rights under the Credit Agreement to charge interest at the Default Rate. (c) This Forbearance shall not, and shall not be deemed to, establish a custom or course of dealing (including, without limitation, the establishment of a custom or course of dealing requiring the Administrative Agent or any other Secured Parties to notify the Borrowers of (i) any Default or Event of Default, (ii) its obligations under the Credit Agreement, or (iii) the exercise of any rights of the Administrative Agent or any other Secured Party under the Credit Agreement, any of the other Loan Documents, or at law and in equity) and does not, and shall not be deemed to, waive, limit or postpone any Borrower’s or any other Loan Party’s obligations under the Credit Agreement, the other Loan Documents or otherwise, or any other Person obligated thereunder, or any past, present or future violations of any Loan Document or any Default or Event of Default (including the Existing Defaults), and any discussions (whether written or oral) that have occurred or may occur are not, and any actions taken or not taken by the Administrative Agent or any other Secured Party, shall not be deemed to be, a waiver, limitation or postponement of any provision of, or of any rights and remedies of the Administrative Agent or any other Secured Party under the Credit Agreement, any of the other Loan Documents or at law and in equity, all of which rights and remedies hereby are expressly reserved. SECTION 3.04 Additional Events of Default. The parties hereto acknowledge, confirm and agree that any misrepresentation by any Loan Party, or any failure of any Loan Party to comply with the covenants, conditions and agreements contained in this Forbearance, the Credit Agreement and the Loan Documents or in any other agreement, document or instrument at any time executed or delivered by any Loan Party with, to or in favor of the Administrative Agent or any other Secured Party shall constitute an Event of Default under the Credit Agreement and the Loan Documents. In the event any Person, other than the Administrative Agent or the other Secured Parties, is owed any Indebtedness by the Loan Parties and such Person or its representatives or trustees exercises any right to declare such Indebtedness due and payable prior to its stated maturity or exercises its rights with respect to any collateral securing such Indebtedness, such event shall constitute an Event of Default hereunder and an Event of Default under the Credit Agreement.

7 1069489.02D-CHISR02A - MSW ARTICLE IV REPRESENTATIONS AND WARRANTIES To induce the other parties hereto to enter into this Forbearance, each Loan Party party hereto hereby represents and warrants to the Administrative Agent and the other Secured Parties party hereto that: SECTION 4.01 Binding Obligation. This Forbearance has been duly executed and delivered by each Loan Party party hereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing. SECTION 4.02 Authorization; No Conflict. The execution, delivery and performance by each Loan Party party hereto of this Forbearance has been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery and performance by each Loan Party party hereto of this Forbearance nor the consummation of the transactions contemplated hereby will (a) contravene the terms of any of such Person’s Organization Documents, (b) result in any breach or contravention of any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or (c) violate any applicable material Law; except with respect to any breach, contravention or violation referred to in clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect. SECTION 4.03 Credit Agreement and Loan Document Representations and Warranties. After giving effect to the transactions contemplated hereunder, the representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof; provided that, notwithstanding the foregoing, the Borrowers make no representation as to the matters set forth in Section 5.05(b) of the Credit Agreement; provided, further, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; provided, further, that any representation and warranty regarding whether any Default or Event of Default has occurred or is continuing shall refer to a Default or Event of Default (other than the Existing Defaults) solely for the purposes of this Section 4.03; provided, further, that the Loan Parties party hereto shall not be required to make any representation that would be untrue solely as a result of the existence of the Cases. SECTION 4.04 No Default. No Default or Event of Default (other than the Existing Defaults) has occurred and is continuing as of the Forbearance Effective Date or will result from the execution and delivery by the Credit Parties of this Forbearance. ARTICLE V CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS FORBEARANCE SECTION 5.01 Effectiveness of this Forbearance. This Forbearance, other than Section 3.02 hereof, shall become effective on the date that the Administrative Agent shall have received duly executed counterparts of this Forbearance which, when taken together, bear the signatures of each Loan Party (other than the U.S. Guarantors), the Administrative Agent, the L/C Issuer, and the Required Lenders. Section 3.02 of this Forbearance shall become effective on the date (the “Forbearance Effective Date”) that (i) the condition contained in the preceding sentence is satisfied and (ii) the Cases are filed.

8 1069489.02D-CHISR02A - MSW ARTICLE VI REAFFIRMATION, RELEASE AND CONSENT Each Loan Party party hereto hereby acknowledges that it has read this Forbearance and consents to the terms hereof and further hereby affirms, confirms, represents, warrants and agrees that (a) notwithstanding the effectiveness of this Forbearance, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects; (b) after giving effect to this Forbearance, (i) the execution, delivery and performance of this Forbearance and any other Loan Document shall not impair the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents (as in effect immediately prior to the date hereof, the “Existing Collateral Documents”) and such Liens shall continue unimpaired with the same priority to secure repayment of all the Obligations, whether heretofore or hereafter incurred and (ii) in the case of any Guarantor (other than the U.S. Guarantors), its Guaranty, as and to the extent provided in the Credit Agreement and the other Loan Documents, shall continue in full force and effect in respect of the Obligations, this Forbearance and the other Loan Documents; (c) the execution, delivery, performance and effectiveness of this Forbearance does not require any new filings be made or other actions taken to perfect or maintain the perfection of such Liens; and (d) the position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Collateral Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Collateral Documents have not been adversely affected in any material respect by the execution, delivery, performance or effectiveness of this Forbearance. In consideration of the agreements of the Administrative Agent and the other Secured Parties party hereto contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party party hereto, on behalf of itself and its successors, assigns, and its present and former members, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (such Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), and except for the Administrative Agent’s and each other Secured Party’s express obligations under the Loan Documents yet to be performed in accordance with the terms thereof, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and the other Secured Parties, and their successors and assigns, and their present and former members, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (such Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, as of the date of this Forbearance, both at law and in equity, which any Loan Party or any of their respective successors, assigns, Releasing Parties or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Forbearance, in each case for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions hereunder or thereunder or related hereto or thereto. Each Loan Party party hereto understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or

9 1069489.02D-CHISR02A - MSW which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. Each of the Releasing Parties hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to this Article VI. If any Releasing Party violates the foregoing covenant, each Loan Party party hereto, for itself and its successors and assigns, and its present and former members, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation. ARTICLE VII MISCELLANEOUS SECTION 7.01 Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.02 of the Credit Agreement. SECTION 7.02 Effect of this Forbearance. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Forbearance shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. Except as expressly set forth herein, this Forbearance (a) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Lender, the Administrative Agent, or any other Secured Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. SECTION 7.03 Fees and Expenses. In furtherance of, and not in limitation of, Section 10.04 of the Credit Agreement, the Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and the other Secured Parties in connection with the preparation, negotiation, execution and delivery of this Forbearance and the transactions contemplated hereby, except that in the case of Attorney Costs, limited to the reasonable fees and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP and one additional counsel in each foreign jurisdiction, as counsel for the Administrative Agent. SECTION 7.04 Counterparts. This Forbearance may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Forbearance by facsimile or other customary means of electronic transmission, including by PDF file, shall be as effective as delivery of a manually signed counterpart of this Forbearance. SECTION 7.05 GOVERNING LAW. (a) THIS FORBEARANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10 1069489.02D-CHISR02A - MSW (b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS FORBEARANCE OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS FORBEARANCE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY (IN THE BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS FORBEARANCE, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND THE APPELLATE COURTS THEREOF, AND EACH PARTY HERETO AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT; PROVIDED THAT ANY AGENT OR THE REQUIRED LENDERS MAY BRING ACTIONS TO ENFORCE ANY COLLATERAL DOCUMENT GOVERNED BY LAWS OTHER THAN THE STATE OF NEW YORK IN THE JURISDICTION OF SUCH OTHER GOVERNING LAW, IN WHICH CASE THE BORROWERS AND GUARANTORS SHALL SUBMIT TO THE JURISDICTION OF A COURT OF COMPETENT JURISDICTION IN SUCH JURISDICTION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS FORBEARANCE OR ANY OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FORBEARANCE IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELEPHONE, FACSIMILE OR ELECTRONIC TRANSMISSION) IN SECTION 10.02 OF THE CREDIT AGREEMENT. EACH LOAN PARTY HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, 111 EIGHTH AVENUE, NEW YORK, NY 10011 (TELEPHONE: 212-590-9330; FACSIMILE: 212-894-8581; EMAIL: NYTEAM1@WOLTERSKLUWER.COM), IN THE CASE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE UNITED STATES AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS THAT MAY BE SERVED IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS FORBEARANCE. NOTHING IN THIS FORBEARANCE WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. Nothing in this Agreement shall be deemed to preclude enforcement by any party hereto of any judgment or order obtained in any forum or jurisdiction. Final judgment against a party hereto in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, including the country in which such party is domiciled, by suit on the judgment. SECTION 7.06 WAIVER OF RIGHT TO TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS FORBEARANCE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS FORBEARANCE OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS FORBEARANCE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT

11 1069489.02D-CHISR02A - MSW TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7.06 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. [Remainder of this page intentionally left blank.]

By: N AVAYA UK, as U.K. Borrower IN WITNESS WHEREOF, the parties hereto have caused this Forbearance to be duly executed by their respective authorized officers as of the date and year first above written. AVAYA CANADA CORP., as Canadian Borrower By: Name: Title: [Signature Page to Avaya Foreign ABL Forbearance Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance to be duly executed by their respective authorized officers as of the date and year first above written. AVAYA CANADA CORP., as Canadian Borrower By: Name: Title: AVAYA UK, as U.K. Borrower By: Name: Title: Ts I la E-CrOte [Signature Page to Avaya Foreign ABL Forbearance Agreement]

Signed by MICHAEL MURRAY for and on behalf of AYAVA INTERNATIONAL SALES LIMITED in the presence of: Signature of witness: Name: C> . Address: • Occupation: ,rft. e ,c 4„ "1 /4„f [Signature Page to Avaya Foreign ABL Forbearance Agreement]

AVAYA G as a German . KG, Name: / fn Title: anaging Director (Geschetftsfihrer) of its general partner (Komplementar) AVAYA Verwaltungs GmbH By: By: AVAYA DOTSCHLAND GMBH, as a German/Borrowe, By: Name: Title: Managing Director fn (Gescheiftsft r r By: dir Title: Managing Director (Gescheiftsfiihrer) Name: , Title: Managing Director (Gescheiftsffihrer) of its general partner (Komplementar) AVAYA Verwaltungs GmbH [Signature Page to Avaya Foreign ABL Forbearance Agreement]

AVAYA UK HOLDINGS LTD., as U.K. Guarantor By: /e--. Name: EN r-tTE Title: izerjr0 [Signature Page to Avaya Foreign ABL Forbearance Agreement]

Signed by NICOLA HALLETT for and on behalf of AYAVA HOLDINGS LIMITED in the presence of: Signature of witness: Name: Address: Occupation: [Signature Page to Avaya Foreign ABL Forbearance Agreement]

AVAYA G H, as German Guarantor By: Name: tz,(' Title: MaiSgig Director (Geschaftsliihrer) 1 Name <1,,z9-02,,r, '7-1-- -i ,<.j-- Title: Managing-Bireeter(Geschaftsfiihrer) By: [Signature Page to Avaya Foreign ABL Forbearance Agreement]

S GMBH, as German AVAYA VER Guarantor By: Name: Lo ;,t Title: M schaftsfithrer) By: Name: Title: Managing Director (Geschaftsfiihrer) AVA-14*-TENO TI COM FRANKFURT GMBH & C KG, as erman Guarantor By: .1,,,..,;;44,,,,,,. ,-,, Name: 7,-,41 Title: /Imaging Director (Geschaftsfiihrer) of AVAYA Beteiligungs GmbH as Tenovis Telecom Frankfurt GmbH & Co. KG's sole genera .. 47 iii -l'r .,,, v--r, 40 .,/ Name: :,i,a,"4--ictr‘ Title: -Modiaging-Etkeeter-(Ge-seitaftsfiihrer) of AVAYA Beteiligungs GmbH as Tenovis Telecom Frankfurt GmbH & Co. KG's sole general partner (Komplementar) By: • [Signature Page to Avaya Foreign ABL Forbearance Agreement]

CITIBANK, N.A., as Administrative Agent, L/C Issuer and as a Lender By: Name: Brendan W.:4 Title: Wee President and L,,, CITIBANK, N.A., CANADIAN BRANCH, as Canadian Swing Line Lender By: Name: Title: CITIBANK, NA., LONDON BRANCH, as European Swing Line Lender By: Name: Title: Brendan Mackay coW President and Diregia [Signature Page to Avaya Foreign ABL Forbearance Agreement] Brendan Mack - Wee Presidentand

BARCLAYS B as a Lender By: Name: P C, to er Aitkin Title :sistant Vice President [Signature Page to Avaya Foreign ABL Forbearance Agreement] _

By: Name: Title: By: Name: Title: PHILIP SAUBA OTOR FAZIO Ma Director DEUTSCHE B K AG NEW YORK BRANCH er [Signature Page to Avaya Foreign ABL Forbearance Agreement] Confidential

By: Name: Ushma Dedhiya Title: Authorized Signatory GOLDMAN SACHS BANK USA, as a Lender (Signature Page to Avaya Foreign ABL Forbearance Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender. 4tvii gitL Name: San S. Parihar Title: Vice President By: [Signature Page to Avaya Foreign ABL Forbearance Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: 4kity eitt•—• Name: Roberto Ellin aus Title: Vice Pxesident [Signature Page to Avaya Foreign ABL Forbearance Agreement]

By: Name: Title: cW49/7- 4 burrye44(6-6 197-0 L. WELLS FARGO BANK, N.A. (London Branch), as a Lender WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender By: Name: Title: [Signature Page to Avaya Foreign ABL Forbearance Agreement]

D G. Phillips Senior Vice President Credit Officer, Canada Wells Fargo Capital Finance Corporation Canada By: Name: Title: WELLS FARGO BANK, N.A. (London Branch), as a Lender By: Name: Title: WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender [Signature Page to Avaya Foreign ABL Forbearance Agreement]